UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2009

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2009, YRC Worldwide Inc. (the “Company”) issued a news release announcing it has satisfied certain requirements related to its previously announced debt-for-equity exchange offers. These requirements include the signature by lenders holding more than 66 2/3 of the commitments under the Company’s credit agreement of the amendments to the Company’s credit agreement that were previously disclosed in the Company’s press release dated December 17, 2009 and the amendment to the Company’s registration statement on Form S-4 filed on December 17, 2009, and are related to the revised minimum tender conditions. The Company’s lenders have now released their signatures and the amendment to the credit agreement has become effective. The Company has also now delivered to the lenders a certification of the International Brotherhood of Teamsters stating that they approve of the amendment to the credit agreement and the revised minimum tender conditions. The Company’s amendment of its asset-based securitization facility became effective upon the effectiveness of the credit agreement amendment. A copy of the Company’s news release dated December 21, 2009 referenced above was attached as Exhibit 99.1 to the Form 8-K filed earlier today on December 22, 2009.

The information in this report is being “furnished” pursuant to General Instruction F to Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any filing.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. The exchange offer is being made only by means of a prospectus, a letter of transmittal and other offer documents, as described below.

In connection with the exchange offers by YRC Worldwide Inc., the company has previously filed with the SEC a registration statement on Form S-4 (which contains a preliminary prospectus), amendments to the Registration Statement (each of which contains a prospectus supplement), a tender offer statement on Schedule TO, as amended, and other related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the amendments to the registration statement, the preliminary prospectus, the prospectus supplements, the tender offer statement, the amendments to the tender offer statement and the other related documents and materials that the company filed or files with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto because they will contain important information about the company, the exchange offers and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The preliminary prospectus, the prospectus supplements and related transmittal materials have been delivered to holders of the outstanding notes. Investors and security holders may obtain a free copy of the registration statement, as amended, the preliminary prospectus, the prospectus supplements and transmittal materials, as well as other documents the company filed or files with the SEC, at the SEC’s website, www.sec.gov. Prior to the expiration of the exchange offers the company will file a final prospectus with the SEC. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of the company’s filings with the SEC have been made available on the company’s website, www.yrcw.com, or may be obtained by making a request to YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, (913) 696-6100, Attention: Dan Churay, Executive Vice President, General Counsel and Secretary.

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Forward-Looking Statements:

This current report of Form 8-K contains forward-looking statements. The word “will” and similar expressions are intended to identify forward-looking statements. It is important to note that any exchange are subject to a number of significant conditions, including, among other things, that holders of a specific percentage of the outstanding notes participate in the exchange offers. We cannot provide you with any assurances that such conditions to the exchange offers will be satisfied. In addition, even if the exchange offers are completed, the company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC, including the company’s Annual Report on Form 10-K for the year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: December 22, 2009	By:	/s/ DANIEL J. CHURAY
Daniel J. Churay
Executive Vice President, General Counsel and Secretary

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